EQUITY PURCHASE AGREEMENT

BY AND BETWEEN

MOMENTOUS ENTERTAINMENT GROUP, INC.

AND

SOUTHRIDGE PARTNERS II LP

Dated

July 28, 2016

THIS EQUITY PURCHASE AGREEMENT, entered into as of the 28 day of July, 2016 (this “AGREEMENT”), by and between SOUTHRIDGE PARTNERS II LP, a Delaware limited partnership (“INVESTOR”), and MOMENTOUS ENTERTAINMENT GROUP, INC., a Nevada corporation (the “COMPANY”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Investor, from time to time as provided herein, and Investor shall purchase up to Three Million Dollars ($3,000,000) of the Company’s Common Stock as defined below); and

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1

DEFINED TERMS as used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined)

“AGREEMENT” shall have the meaning specified in the preamble hereof.

“BY-LAWS” shall have the meaning specified in Section 4.7.

“CLAIM NOTICE” shall have the meaning specified in Section 9.3(a).

“CLEAR ING DATE” shall be the date in which the Estimated Put Shares (as defined i n Section 2.2(a)) have been deposited into the Investor’s brokerage account.

“CLOSING” shall mean one of the closings of a purchase and sale of shares of Common Stock pursuant to Section 2.3.

“CLOSING CERTIFICATE” shall mean the closing certificate of the Company in the form of

Exhibit B hereto.

“CLOSING PRICE” shall mean the closing bid price for the Company’s common stock on the Principal Market on a Trading Day as reported by Bloomberg Finance L.P.

“COMMITMENT PERIOD” shall mean the period commencing on the Effective Date, and ending on the earlier of (i) the date on which Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of the Maximum Commitment Amount, or (ii) the date occurring twenty four (24) months from the date of commencement of the Commitment Period.

“COMMON STOCK” shall mean the Company’s common stock, $0.001 par value per share, and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

“COMMON STOCK EQUIVALENTS” shall mean any securities that are convertible into or exchangeable for Common Stock or any options or other rights to subscribe for or purchase Common Stock or any such conve1tible or exchangeable securities.

“COMPANY” shall have the meaning specified in the preamble to this Agreement.

“DAMAGES” shall mean any loss, claim, damage, liability, cost and expense (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation).

“DISPUTE PERIOD” shall have the meaning specified in Section 9.3(a).

“DOLLAR VOLUME” shall mean the product of (a) the Closing Price multiplied by (b) the trading volume on the Principal Market on a Trading Day.

“DTC” shall have the meaning specified in Section 2.3. “DWAC” shall have the meaning specified in Section 2.3.

“EFFECTIVE DATE” shall mean the date that the Registration Statement is declared effective by the SEC.

“ESTIMATED PUT SHARES” shall have the meaning specified in Section 2.2(a)

“EXCHANGE ACT” shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

“EXCHANGE CAP” shall have the meaning specified in Section 7.1 (c) “FAST” shall have the meaning specified in Section 2.3.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc. “FLOOR PRICE” shall have the meaning specified in Section 2.2(c). “INDEMNIFIED PARTY” shall have the meaning specified in Section 9.3(a). “INDEMNIFYING PARTY” shall have the meaning specified in Section 9.3(a). “INDEMNITY NOTICE” shall have the meaning specified in Section 9.3(b).

“INVESTMENT AMOUNT” shall mean the dollar amount to be invested by Investor to purchase Put Shares with respect to any Put as notified by the Company to Investor in accordance with Section 2.2.

“INVESTOR” shall have the meaning specified in the preamble to this Agreement. “LEGEND” shall have the meaning specified in Section 8.1.

“MARKET PRICE” shall mean the lowest Closing Price on the Principal Market for any Trading Day during the Valuation Period, as reported by Bloomberg Finance L.P.

“MATERIAL ADVERSE EFFECT” shall mean any effect on the business, operations, properties, or financial condition of the Company that is material and adverse to the Company and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its obligations under any of this Agreement.

“MAXIMUM COMMITMENT AMOUNT” shall mean Three Million Dollars ($3,000,000). “PAR VALUE PAYMENT” shall have the meaning specified in Section 2.2(a).

“PERSON” shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“PRINCIPAL MARKET” shall mean any of the national exchanges (i.e. NYSE, NYSE AMEX, Nasdaq), OTCQX, the OTC Bulletin Board, or other principal exchange which is at the time the principal trading exchange or market for the Common Stock.

“PURCHASE PRICE” shall mean 88% of the Market Price on such date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement.

“PUT” shall mean the right of the Company to require the Investor to purchase shares of Common Stock, subject to the terms and conditions of this Agreement.

“PUT DATE” shall mean any Trading Day during the Commitment Period that a Put Notice is deemed delivered pursuant to Section 2.2(b).

“PUT NOTICE” shall mean a written notice, substantially in the form of Exhibit A hereto, to Investor setting forth the Investment Amount with respect to which the Company intends to require Investor to purchase shares of Common Stock pursuant to the terms of this Agreement.

“PUT SHARES” shall mean all shares of Common Stock issued or issuable pursuant to a Put that has been exercised or may be exercised in accordance with the terms and conditions of this Agreement.

“REGISTERED SECURITIES” shall mean the (a) Put Shares, and (b) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registered Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement has been declared effective by the SEC and such Registrable Securities have been disposed of pursuant to a Registration Statement, (ii) such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 are met, (iii) such time as such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act or (iv) in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to Investor, such Registrable Securities may be sold without registration under the Securities Act or the need for an exemption from any such registration requirements and without any time, volume or manner limitations pursuant to Rule 144(b)(i) (or any similar provision then in effect) under the Securities Act.

“REGISTRATION STATEMENT” shall mean the Company’s effective registration statement on file with the SEC, and any follow up registration statement or amendment thereto.

“REGULATION D” shall mean Regulation D promulgated under the Securities Act.

“RULE 144” shall mean Rule 144 under the Securities Act or any similar provision then in force under the Securities Act.

“SEC” shall mean the Securities and Exchange Commission.

“SECURITIES ACT” shall have the meaning specified in the recitals of this Agreement.

“SEC DOCUMENTS” shall mean, as of a particular date, all reports and other documents filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the Company’s then most recently completed and reported fiscal year as of the time in question (provided that if the date in question is within ninety days of the beginning of the Company’s fiscal year, the term shall include all documents filed since the beginning of the preceding fiscal year).

“SHORT SALES” shall mean all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“SUBSCRIPTION DATE” shall mean the date on which this Agreement is executed and delivered by the Company and Investor.

“THIRD PARTY CLAIM” shall have the meaning specified in Section 9.3(a).

“TRADING DAY” shall mean a day on which the Principal Market shall be open for business.

“TRANSACTION DOCUMENTS” shall mean this Agreement and the Registration Rights Agreement.

“TRANSFER AGENT” shall mean the transfer agent for the Common Stock (and to any substitute or replacement transfer agent for the Common Stock upon the Company’s appointment of any such substitute or replacement transfer agent).

“UNDERWRITER” shall mean any underwriter participating in any disposition of the Registered Securities on behalf of Investor pursuant to the Registration Statement.

“VALUATION EVENT” shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

(a)

subdivides or combines the Common Stock;

pays a dividend in shares of Common Stock or makes any other distribution of shares of Common Stock, except for dividends paid with respect to any series of preferred stock authorized by the Company, whether existing now or in the future;

(b)

issues any options or other rights to subscribe for or purchase shares of Common Stock other than pursuant to this Agreement, and other than options or stock grants issued or issuable to directors, officers and employees pursuant to a stock option program, whereby the price per share for which shares of Common Stock may at any time thereafter be issuable pursuant to such options or other rights shall be less than the Closing Price in effect immediately prior to such issuance;

(c)

issues any securities convertible into or exchangeable for shares of Common Stock and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Closing Price in effect immediately prior to such issuance;

(d)

issues shares of Common Stock otherwise than as provided in the foregoing subsections (a) through (d), at a price per share less, or for other consideration lower, than the Closing Price in effect immediately prior to such issuance, or without consideration; or

(e)

makes a distribution of its assets or evidences of indebtedness to the holders of Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company’s assets (other than under the circumstances provided for in the foregoing subsections (a) through (e).

“VALUATION PERIOD” shall mean the period of ten (10) Trading Days immediately following the Clearing Date associated with the applicable Put Notice during which the Purchase Price of the Common Stock is valued; provided, however, that if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the tenth (10th) Trading Day thereafter. Investor shall notify the Company in writing of the occurrence of the Clearing Date associated with a Put Notice. The Valuation Period shall begin the first Trading Day following such written notice from Investor.

ARTICLE II

PURCHASE AND SALE OF COMMON STOCK

Section 2.1

INVESTMENTS.

(a)

PUTS. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), on any Put Date the Company may exercise a Put by the delivery of a Put Notice. The number of Put Shares that Investor shall purchase pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price with respect to such Put Notice.

(b)

PROMISSORY NOTE. As a condition for the execution of this Agreement by the Investor, the Company shall issue to the Investor, or designated affiliate, a promissory note in the principal amount equal to $50,000.00 (the “Note”) on the Subscription Date. The Note shall have no registration rights.

Section 2.2

MECHANICS.

(a)

PUT NOTICE. At any time and from time to time during the Commitment Period, the Company may deliver a Put Notice to Investor, subject to the conditions set forth in Section 7.2; provided, however, that the Investment Amount identified in the applicable Put Notice, when taken together with all prior Put Notices, shall not exceed the Maximum Commitment Amount. On the Put Date the Company shall deliver to Investor’s brokerage account estimated put shares equal to the Investment Amount indicated in the Put Notice divided by the Closing Price on the Trading Day immediately preceding the Put Date, multiplied by one hundred twenty five percent (125%) (the “Estimated Put Shares”). On the Trading Date immediately following delivery of the Estimated Put Shares, Investor shall deliver payment by check or wire transfer to the Company an amount equal to the par value of the Estimated Put Shares (“Par Value Payment”).

(b)

DATE OF DELIVERY OF PUT NOTICE. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by Investor if such notice is received on or prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day.

(c)

FLOOR PRICE. In the event that, during a Valuation Period, the Closing Price on any Trading Day is less than seventy five percent (75%) of the average of the closing bid prices for the ten (10) trading days immediately preceding the date of the Company’s Put Notice (a “Low Bid Price”), for each such Trading Day, the parties shall have no right to sell and shall be under no obligation to purchase one tenth (1/10th) of the Investment Amount specified in the Put Notice, and the Investment Amount shall accordingly be deemed reduced by such amount. In the event that during a Valuation Period there exists a Low Bid Price for any three (3) Trading Days—not necessarily consecutive—then the balance of each party’s right and obligation to sell and purchase the Investment Amount under such Put Notice shall terminate on such third Trading Day (“Termination Day”), and the Investment Amount shall be adjusted to include only one-tenth (1/10th) of the initial Investment Amount for each Trading Day during the Valuation Period prior to the Termination Day that the Bid Price equals or exceeds the Low Bid Price.

Section 2.3

CLOSINGS. At the end of the Valuation Period the Purchase Price shall be established and the number of Put Shares shall be determined for a particular Put. If the number of Estimated Put Shares initially delivered to Investor is greater than the Put Shares purchased by Investor pursuant to such Put, then immediately after the Valuation Period the Investor shall deliver to Company any excess Estimated Put Shares associated with such Put. If the number of Estimated Put Shares delivered to Investor is less than the Put Shares purchased by Investor pursuant to a Put, then immediately after the Valuation Period the Company shall deliver to Investor the difference between the Estimated Put Shares and the Put Shares issuable pursuant to such Put. The Closing of a Put shall occur upon the first Trading Day following the completion of the Valuation Period, whereby Investor shall deliver the Investment Amount specified in the Put Notice, less the Par Value Payment, by wire transfer of immediately available funds to an account designated by the Company. In lieu of delivering physical certificates representing the Common Stock issuable in accordance with clause (a) of this Section 2.3, and provided that the Transfer Agent then is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of Investor, but subject to the applicable provisions of Article VIII hereof, the Company shall use its commercially reasonable efforts to cause the Transfer Agent to electronically transmit, prior to the applicable Closing Date, the applicable Put Shares by crediting the account of the Investor’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system, and provide proof satisfactory to the Investor of such delivery. In addition, on or prior to such Closing Date, each of the Company and Investor shall deliver to each other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor represents and warrants to the Company that:

Section 3.1

INTENT. Investor is entering into this Agreement for its own account and Investor has no present arrangement (whether or not legally binding) at any time to sell the Registered Securities to or through any person or entity; provided, however, that Investor reserves the right to dispose of the Registered Securities at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2

NO LEGAL ADVICE FROM THE COMPANY. The Investor acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.3

SOPHISTICATED INVESTOR. Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Registered Securities. Investor acknowledges that an investment in the Registered Securities is speculative and involves a high degree of risk.

Section 3.4

AUTHORITY. (a) Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby in accordance with its terms; (b) the execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no further consent or authorization of Investor or its partners is required; and (c) this Agreement has been duly authorized and validly executed and delivered by Investor and constitutes a valid and binding obligation of Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

Section 3.5

NOT AN AFFILIATE. Investor is not an officer, director or “affiliate” (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.6

ORGANIZATION AND STANDING. Investor is a limited partnership duly organized. validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now, being conducted. Investor is duly qualified and in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a material adverse effect on  Investor.

Section 3.7

ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and any other document or instrument contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, (b) violate any provision or any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, or conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any (fiduciary duty owed by Investor to any third party, or (d) require the approval of My third -party (that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.·

Section 3.8

DISCLOSURE; ACCESS TO INFORMATION. Investor had an opportunity to review copies of the SEC Documents filed on behalf of the Company and has had access to all publicly available information with respect to the Company.

Section 3.9

MANNER OF SALE. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Investor that, except as disclosed in the SEC Documents:

Section 4.1

ORGANIZATION OF THE COMPANY. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2

AUTHORITY. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Put Shares; (b) the execution and delivery or this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) each of this Agreement and has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy. insolvency, or, similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

Section 4.3

CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 450,000,000 shares of Common Stock, $0.001 par· value per share, or which 87,237,435 shares were issued and outstanding as of [July 28], 2016, ____ preferred stock, 50,000,000 shares authorized, 1,000 shares issued and outstanding at [July 28], 2016.

Except as otherwise disclosed i n the SEC Documents or on Schedule 4.3, there are no outstanding securities which are convertible into shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future.

All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

Section 4.4

COMMON STOCK. The Company is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of the Common Stock, and such Common Stock is currently listed or quoted on the Principal Market which is presently the OTCPK.

Section 4.5

SEC DOCUMENTS. The Company may make available to Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). To the Company’s knowledge, the Company has not provided to Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and other federal laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be othcrwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

Section 4.6

VALID ISSUANCES. When issued and paid for as herein provided, the Put Shares shall be duly and validly issued, fully paid, and non-assessable. The sales of the Put Shares pursuant to this Agreement. and the Company’s performance of its obligations hereunder, shall not (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares, or any of the assets of the Company, or (b) entitle the holders of outstanding shares of Common Stock to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Put Shares shall not subject Investor to personal liability, in excess of the subscription price by reason of the ownership thereof.

Section 4.7

NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put Shares, do not and will not (a) result in a violation of the Company’s Articles of Incorporation or By-Laws or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any “lock-up” or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, FINRA or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

Section 4.8

NO MATERIAL ADVERSE CHANGE. Since July 1, 2016 no event has occurred that would have a Material Adverse Effect on the Company.

Section 4.9

LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the Company’s SEC filings, there are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would have a Material Adverse Effect.

Section 4.10

DILUTION. The number of shares of Common Stock issuable as Put Shares may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the period between the Effective Date and the end of the Commitment Period. The Company’s executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to Section 2.2(c), its obligation to issue the Put Shares is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

ARTICLE V

COVENANTS OF INVESTOR

Section 5.1

COMPLIANCE WITH LAW; TRADING IN SECURITIES. Investor’s trading activities with respect to shares of the Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of FINRA and the Principal Market on which the Common Stock is listed or quoted.

Section 5.2

SHORT SALES AND CONFIDENTIALITY. Neither Investor nor any affiliate of the Investor acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof to the end of the Commitment Period. For the purposes hereof, and in accordance with Regulation SHO, the sale after delivery of a Put Notice of such number of shares of Common Stock reasonably expected to be purchased under a Put Notice shall not be deemed a Short Sale.

Other than to other Persons party to this Agreement, Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

ARTICLE VI

COVENANTS OF THE COMPANY

Section 6.1

RESERVATION OF COMMON STOCK. The Company will, from time to time as needed in advance of a Closing Date, reserve and keep available until the consummation of such Closing, free of preemptive rights sufficient shares of Common Stock for the purpose of enabling the Company to satisfy its obligation to issue the Put Shares to be issued in connection therewith. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder.

Section 6.2

LISTING OF COMMON STOCK. If the Company applies to have the Common Stock traded on any other Principal Market, it shall include in such application the Put Shares, and shall take such other action as is necessary or desirable in the reasonable opinion of Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall use its commercially reasonable efforts to continue the listing and trading of the Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the FINRA and the Principal Market.

Section 6.3

CERTAIN AGREEMENTS. So long as this Agreement remains in effect, the Company covenants and agrees that it will not, without the prior written consent of the Investor, enter into any other equity line of credit agreement with a third party during the Commitment Period having terms and conditions substantially comparable to this Agreement. For the avoidance of doubt, nothing contained in the Transaction Documents shall restrict, or require the Investor’s consent for, any agreement providing for the issuance or distribution of (or the issuance or distribution of) any equity securities pursuant to any agreement or arrangement that is not commonly understood to be an “equity line of credit.”

ARTICLE VII

CONDITIONS TO DELIVERY OF

PUT NOTICES AND CONDITIONS TO CLOSING

Section 7.1

CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL COMMON STOCK. The obligation hereunder of the Company to issue and sell the Put Shares to Investor is subject to the satisfaction of each of the conditions set forth below.

(a)

ACCURACY OF INVESTOR’S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

(b)

PERFORMANCE BY INVESTOR. Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investor at or prior to such Closing.

(c)

PRINCIPAL MARKET REGULATION. The Company shall not issue any Put Shares, and the Investor shall not have the right to receive any Put Shares, if the issuance of such shares would exceed the aggregate number of shares of Common Stock which the Company may issue without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “EXCHANGE CAP”).

Section 7.2

CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER A PUT NOTICE AND THE OBLIGATION OF INVESTOR TO PURCHASE PUT SHARES. The right of the Company to deliver a Put Notice and the obligation of Investor hereunder to acquire and pay for the Put Shares is subject to the satisfaction of each of the following conditions:

(a)

EFFECTIVE REGISTRATION STATEMENT. The Registration Statement, and any amendment or supplement thereto, shall remain effective for the sale by Investor of the Registered Securities subject to such Put Notice, and (i) neither the Company nor Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so and (ii) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

(b)

ACCURACY OF THE COMPANY’S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects (except for representations and warranties specifically made as of a particular date), except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or Investor.

(c)

PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company.

(d)

NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

(e)

ADVERSE CHANGES. Since the date of filing of the Company’s most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

(f)

NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the FINRA and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market.

(g)

[INTENTIONALLY OMITTED]

(h)

TEN PERCENT LIMITATION. On each Closing Date, the number of Put Shares then to be purchased by Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock then owned by Investor beneficially or deemed beneficially owned by Investor, would result in Investor owning more than 9.99% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section, in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement, would own more than 9.99% of the Common Stock following such Closing Date.

(i)

Principal Market Regulation. The Company shall not issue any Put Shares, and the Investor shall not have the right to receive any Put Shares, if the issuance of such shares would exceed the EXCHANGECAP.

(j)

NO KNOWLEDGE. The Company shall have no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen (15) Trading Days following the Trading Day on which such Put Notice is deemed delivered).

(k)

NO VIOLATION OF SHAREHOLDER APPROVAL REQUIREMENT. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

(l)

NO VALUATION EVENT. No Valuation Event shall have occurred since the Put Date.

(m)

OTHER. On the date of delivery of each Put Notice, Investor shall have received a certificate in substantially the form and substance of Exhibit B hereto, executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

ARTICLE VIII

LEGENDS

Section 8.1

NO STOCK LEGEND OR STOCK TRANSFER RESTRICTIONS. Provided there is an effective REGISTRATION STATEMENT, no legend shall be placed on the share certificates representing the Put Shares.

Section 8.2

INVESTOR’S COMPLIANCE. Nothing in this Article VIII shall affect in any way Investor’s obligations under any agreement to comply with all applicable securities laws upon the sale of the Common Stock.

ARTICLE IX

NOTICES; INDEMNIFICATION

Section 9.1

NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, facsimile, or email as a PDF, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, or email as a PDF, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

The addresses for such communications shall be:

If to the Company:

Momentous Entertainment Group. Inc.

P.O. Box 861

Sugar Land, Texas 77487-0861

Attn: Kurt Neubauer

Chief Executive Officer

Copy to (which shall not constitute notice):

_________________________

_________________________

_________________________

Attn: __________________

Tel: ___________________

Fax: ___________________

If to Investor:

Southridge Partners II LP

c/o 90 Grove Street, Ste. 108

Ridgefield, CT 06877

Tel: 203-431-8300

Fax: 203-431-8301

Either party hereto may from time to time change its address or facsimile number for notices under this Section 9.1 by giving at least ten (10) days’ prior written notice of such changed address or facsimile number to the other part) hereto.

Section 9.2

INDEMNIFICATION. Each party (an “Indemnifying Party”) agrees to indemnify and hold harmless the other party along with its officers, directors, employees, and authorized agents, and each Person or entity, if any, who controls such party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (an “Indemnified Party”) from and against any Damages, joint or several, and any action in respect thereof to which the Indemnified Party becomes subject to, resulting from, arising out of or relating to (i) any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of indemnifying Party contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or contained in the final prospectus (as amended or supplemented. if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or (iv) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law, as such Damages are incurred, except to the extent such Damages result primarily from Indemnified Party’s failure to perform any covenant or agreement contained in this Agreement or Indemnified Party’s negligence, recklessness or bad faith in performing its obligations under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to any Damages of an Indemnified Party to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made by an Indemnifying Party in reliance upon and in conformity with written information furnished to the Indemnifying Party by the Indemnified Party expressly for use in the Registration Statement, any post-effective amendment thereof or supplement thereto, or any preliminary prospectus or final prospectus (as amended or supplemented).

Section 9.3

METHOD OF ASSERTING INDEMNIFICATION CLAIMS. All claims for indemnification by any Indemnified Party (as defined below) under Section 9.2 shall be asserted and resolved as follows:

(a)

In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Section 9.2 is asserted against or sought to be collected from such Indemnified Party by a person other than a party hereto or an affiliate thereof (a “THIRD PARTY CLAIM”), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party’s claim for indemnification that is being asserted under any provision of Section 9.2 against an Indemnifying Party, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a “CLAIM NOTICE”) with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party’s ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the “DISPUTE PERIOD”) whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 9.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

(i)

If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.3(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.2). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party’s delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.2 with respect to such Third Party Claim.

(ii)

If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the

Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party’s defense pursuant to this clause (ii) or of the Indemnifying Party’s participation therein at the Indemnified Party’s request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

(iii)

If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 9.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

(b)

In the event any Indemnified Party should have a claim under Section 9.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 9.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an “INDEMNITY NOTICE”) with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party’s rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

(c)

The Indemnifying Party agrees to pay the Indemnified Party, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

(d)

The indemnity provisions contained herein shall be in addition to (i) any cause of action or similar rights of the Indemnified Party against the Indemnifying Party or others, and (ii) any liabilities the Indemnifying Party may be subject to.

ARTICLE X

MISCELLANEOUS

Section 10.1

GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflicts of law. Each of the Company and Investor hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in New York County, New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

Section 10.2

JURY TRIAL WAIVER. The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Transaction Documents.

Section 10.3

ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and Investor and their respective successors. Neither this Agreement nor any rights of Investor or the Company hereunder may be assigned by either party to any other person.

Section 10.4

THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Company and Investor and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 10.5

TERMINATION. The Company may terminate this Agreement at any time by written notice to the Investor. Additionally, this Agreement shall terminate at the end of Commitment Period or as otherwise provided herein; provided, however, that the provisions of Articles IX, and Sections 10.1 and 10.2 shall survive the termination of this Agreement for a period of twenty four (24) months.

Section 10.6

ENTIRE AGREEMENT, AMENDMENT; NO WAIVER. This Agreement and the instruments referenced herein contain the entire understanding of the Company and Investor with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement may not be amended.

Section 10.7

FEES AND EXPENSES. The Company agrees to pay its own expenses in connection with the preparation of this Agreement and performance of its obligations hereunder. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Put Shares pursuant hereto.

Section 10.8

COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement may be delivered to the other parties hereto by facsimile transmission or email of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

Section 10.9

SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 10.10

FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 10.11

NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 10.12

EQUITABLE RELIEF. The Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to Investor. The Company therefore agrees that Investor shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 10.13

TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

Section 10.14

REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the Closing Price for the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg Finance L.P. or any successor thereto. The written mutual consent of Investor and the Company shall be required to employ any other reporting entity.

Section 10.15

PUBLICITY. The Company and Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor without the prior written consent of such Investor, except to the extent required by law. Investor acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be “material contracts” as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

SOUTHRIDGE PARTNERS II LP

By: ___________________________

Name: Stephen Hicks

Title: Manager

MOMENTOUS ENTERTAINMENT GROUP, I NC.

By: /s/ Kurt E. Neubauer

Name: Kurt E. Neubauer

Title: Chief Executive Officer

Schedule 4.3 - Outstanding Securities

MMEG – Common

87,237,435

MMEG – Preferred

1,000 Series A

EXHIBITS

EXHIBIT A

Put Notice

EXHIBIT B

Closing Certificate

EXHIBIT A

FORM OF PUT NOTICE

TO: SOUTHRIDGE PARTNERS II LP

We refer to the Equity Purchase Agreement dated ____________, 2016 (the “Agreement”) entered into by MOMENTOUS ENTERTAINMENT GROUP, INC. (the “Company”) and you. Capitalized terms defined in the Agreement shall, unless otherwise defined, have the same meaning when used herein.

We hereby:

1.

Give you notice that we require you to purchase $_______ (the “Investment Amount”) in Put Shares;

2.

Determine the Floor Price for this Put, as defined in Section 2.2(c) of the Agreement, to be $_________; and

3.

Certify that, as of the date hereof, to the best of our knowledge, the conditions set forth in Section 7.2 of the Agreement are satisfied.

Date: _____________, 20__

MOMENTOUS ENTERTAINMENT GROUP, INC.

By: _________________________

Name:

Title: Chief Executive Officer

EXHIBIT B

FORM OF

CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER OF

MOMENTOUS ENTERTAINMENT GROUP, INC.

Pursuant to Section 7.2(m) of that certain Equity Purchase Agreement dated ___________, 2016 (the “Agreement”) by and between the Company and Southridge Partners II LP (the “Investor”), the undersigned, in his capacity as the Chief Executive Officer of MOMENTOUS ENTERTAINMENT GROUP, INC. (the “Company”), and not in his individual capacity, ____________________hereby certifies, as of the date hereof (such date, the “Condition Satisfaction Date”), the following:

1.

The representations and warranties of the Company are true and correct in all material respects as of the Condition Satisfaction Date as though made on the Condition Satisfaction Date (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including the Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties of the Company set forth in the Agreement to be incorrect and which have been corrected with no continuing impairment to the Company or Investor; and

2.

All of the Company’s conditions to Closing set forth in Section 7.2 of the Agreement have been satisfied as of the Condition Satisfaction Date.

Capitalized terms used herein shall have the meanings set forth in the Agreement unless otherwise defined herein.

IN WITNESS WHEREOF, the undersigned has hereunto affixed his hand as of the ____ day of ____________, 20__.

By: _________________________________

________________Chief Executive Officer

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (“Agreement”), dated July 28, 2016, is made by and between MOMENTOUS ENTERTAINMENT GROUP INC., a Nevada corporation (“Company”), and SOUTHRIDGE PARTNERS II LP, a Delaware limited partnership (the “Investor”).

RECITALS

WHEREAS, upon the terms and subject to the conditions of the Equity Purchase Agreement (“Purchase Agreement”), between the Investor and the Company, the Company has agreed to issue and sell to the Investor shares (the “Put Shares”) of its common stock, $0.00 I par value per share (the “Common Stock”) from time to time for an aggregate investment price of up to Three Million Dollars ($3,000,000) (the “Registered Securities”); and

WHEREAS, to induce the Investor to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of l 933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws with respect to the Registered Securities;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.

Definitions.

(a)

As used i n this Agreement, the following terms shall have the following meaning:

(i)

“Subscription Date” means the date of this Agreement.

(ii)

“Investor” has the meaning set forth in the preamble to this Agreement.

(iii)

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Ru le 415 under the Securities Act or any successor rule providing for offering securities on a delayed or continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(iv)

“Registered Securities” will have the same meaning as set forth in the Purchase Agreement.

(v)

“Registration Statement” means the Company’s registration statement on Form S- 1, or any similar registration statement of the Company filed with SEC under the Securities Act with respect to the Registered Securities.

(vi)

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System.

(vii)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will then be in effect.

(b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

2.

[RESERVED]

1

3.

Obligation of the Company. In connection with the registration of the Registered Securities, the Company shall do each of the following:

(a)

Prepare promptly and file with the SEC within one hundred twenty (120) days after the date hereof, a Registration Statement with respect to not less than the maximum allowable under Rule 415 of Registered Securities, and thereafter use all commercially reasonable efforts to cause such Registration Statement relating to the Registered Securities to become effective within five (5) business days after notice from the Securities and Exchange Commission that such Registration Statement may be declared effective, and keep the Registration Statement effective at all times prior to the termination of the Purchase Agreement until the earliest of (i) the date that is three months after the completion of the last Closing Date under the Purchase Agreement, (ii) the date when the Investor may sell all Registered Securities under Rule 144 without volume limitations, or (iii) the date the Investor no longer owns any of the Registered Securities (collectively, the “Registration Period”), which Registration Statement (including any amendments or supplements, thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(b)

Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and to comply with the provisions of the Securities Act with respect to the disposition of all Registered Securities of the Company covered by the Registration Statement until the expiration of the Registration Period.

(c)

With respect to the Registered Securities, permit counsel designated by Investor to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than two (2) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

(d)

As promptly as practicable after becoming aware of the following facts, the Company shall notify Investor and Investor’s legal counsel identified to the Company and (if requested by any such person) confirm such notice in writing no later than one (1) business day thereafter (i): (A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) with respect to the Registration Statement or any post- effective amendment, when the same has become effective; (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registered Securities or the initiation of any proceedings for that purpose; and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registered Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

(e)

Unless available to the Investor without charge through EDGAR, the SEC’s website or the Company’s website, furnish to Investor, promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and the prospectus, and each amendment or supplement thereto;

(f)

Use all commercially reasonable efforts to (i) register and/or qualify the Registered Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investor may reasonably request and in which significant volumes of shares of Common Stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualification in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registered Securities for sale in such jurisdictions: provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws or any then existing contracts, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

2

(g)

As promptly as practicable after becoming aware of such event, notify the Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (“Registration Default”), and promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and take any other commercially reasonable steps to cure the Registration Default, and, unless available to the Investor without charge through EDGAR, the SEC’s website or the Company’s website, deliver a number of copies of such supplement or amendment to the Investor as the Investor may reasonably request.

(h)

[INTENTIONALLY OMITTED];

(i)

Use its commercially reasonable efforts, if eligible, either to (i) cause all the Registered Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registered Securities is then permitted under the rules of such exchange, or (ii) secure designation of all the Registered Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System (“Nasdaq”) security within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the quotation of the Registered Securities on the Nasdaq Capital Market; or if, despite the Company’s commercially reasonable efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in doing so, to use its commercially reasonable efforts to secure authorization of the Financial Industry Regulatory Authority (“FINRA”) and quotation for such Registered Securities on the over-the-counter bulletin board and, without limiting the generality of the foregoing;

(j)

Provide a transfer agent for the Registered Securities not later than the Subscription Date under the Purchase Agreement;

(k)

Cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registered Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registered Securities to be in such denominations or amounts as the case may be, as the Investor may reasonably request and registration in such names as the Investor may request; and, within five (5) business days after a Registration Statement which includes Registered Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registered Securities (with copies to the Investor) an appropriate instruction and opinion of such counsel, if so required by the Company’s transfer agent; and

(l)

Take all other commercially reasonable actions necessary to expedite and facilitate distribution to the Investor of the Registered Securities pursuant to the Registration Statement.

4.

Obligations of the Investor. In connection with the registration of the Registered Securities, the Investor shall have the following obligations;

(a)

It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registered Securities of the Investor that the Investor shall timely furnish to the Company such information regarding itself, the Registered Securities held by it, and the intended method of disposition of the Registered Securities held by it, as shall be reasonably required to effect the registration of such Registered Securities and shall timely execute such documents in connection with such registration as the Company may reasonably request.

(b)

The Investor by such Investor’s acceptance of the Registered Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder; and

(c)

The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d)(ii) or (iii) or 3(g) above, the Investor will immediately discontinue disposition of Registered Securities pursuant to the Registration Statement covering such Registered Securities until the Investor receives the copies of the supplemented or amended prospectus contemplated by Section 3(d)(ii) or (iii) or 3(g) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession, of the prospectus covering such Registered Securities current at the time of receipt of such notice.

5.

Expenses of Registration. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company.

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6.

Indemnification. After Registered Securities are included in a Registration Statement under this Agreement:

(a)

To the extent permitted by law, the Company will indemnify and hold harmless, the Investor, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being collectively referred to as “Violations”). Subject to Section 6(b) hereof, the Company shall reimburse the Investor, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registered Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Investor will indemnify the Company, its officers, directors and agents (including legal counsel) against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions set forth in the previous sentence.

(b)

Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, as the case may be; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investor selected by the Investor. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7.

Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registered Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registered Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registered Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registered Securities.

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8.

Reports under Exchange Act. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to use its commercially reasonable efforts to:

(a)

make and keep public information available, as those terms are understood and defined in Rule 144;

(b)

file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act for so long as the Company remains subject to such requirements, and the filing of such reports is required for sales under Rule 144;

(c)

furnish to the Investor so long as the Investor owns Registered Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) unless available to the Investor without charge through EDGAR, the SEC’s website or the Company’s website, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration; and

(d)

at the request of any Investor of Registered Securities, give its Transfer Agent instructions (supported by an opinion of Company counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent’s receipt from such Investor of:

(i)

a certificate (a “Rule 144 Certificate”) certifying (A) that such Investor has held the shares of Registered Securities which the Investor proposes to sell (the “Securities Being Sold”) for a period of not less than (6) months and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

(ii)

an opinion of counsel acceptable to the Company (for which purposes it is agreed that the initial Investor’s counsel shall be deemed acceptable if such opinion is not given by Company counsel) that, based on the Rule 144 Certificate, Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement, the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent’s books and records (except to the extent any such legend or restriction results from facts other than the identity of the Investor, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Investor). If the Transfer Agent requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

9.

Miscellaneous.

(a)

Registered Owners. A person or entity is deemed to be a holder of Registered Securities whenever such person or entity owns of record such Registered Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registered Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registered Securities.

(b)

Rights Cumulative; Waivers. The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

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(c)

Benefit; Successors Bound. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their successors.

(d)

Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement and in the other documentation relating to the transactions contemplated by this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

(e)

Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver affected in accordance with this Section 9 shall be binding upon the Company.

(f)

Severability. Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

(g)

Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, email or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at its executive office and (ii) if to the Investor, at the address set forth under its name in the Purchase Agreement, with a copy to its designated attorney, or at such other address as each such party furnishes by notice given in accordance with this Section 9(g), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, five (5) business days after deposit with the United States Postal Service.

(h)

Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflicts of law. Each of the Company and Investor hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in New York County, New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

(i)

Consents. The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of that party.

(j)

Further Assurances. In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

(k)

Section Headings. The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(l)

Construction. Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

(m)

Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by email of a .pdf or telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. A facsimile transmission or email of a .pdf of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

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.

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

COMPANY:

MOMENTOUS ENTERTAINMENT GROUP, INC.

By: /s/ Kurt E. Neubauer

Name: Kurt Neubauer

Title: CEO

INVESTOR:

SOUTHRIDGE PARTNERS II LP

By: _________________________

Name: ______________________

Title: _______________________

7

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITY IS RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

No.  ____________

US $50,000.00

MOMENTOUS ENTERTAINMENT GROUP, INC.

PROMISSORY NOTE DUE JANUARY 31, 2017

THIS Note is a duly authorized issuance of MOMENTOUS ENTERTAINMENT GROUP, INC., a Nevada corporation (the “Company”) designated as its July 2016 Note.

FOR VALUE RECEIVED, the Company promises to pay to SOUTHRIDGE ADVISORS II LLC, the registered holder hereof (the “Holder”), the principal sum of Fifty Thousand and 00/100 Dollars (US $50,000.00), plus interest in the amount of ten percent (10%) per annum on all outstanding principal on January 31, 2017 (the “Maturity Date”). The Company will pay the outstanding principal amount of this Note, plus accrued interest, in cash on the Maturity Date to the registered holder of this Note. The wire transfer of such amount shall constitute a payment hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by wire transfer plus any amounts so deducted.

This Note is subject to the following additional provisions:

1.

[RESERVED]

2.

This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “Act”), and other applicable state and foreign securities laws.

3.

No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Note plus accrued interest, at the time and place herein prescribed. This Note is a direct obligation of the Company.

4.

Presentment. Except as set forth herein, the Company waives presentment, demand and presentation for payment, notice of nonpayment and dishonor, protest and notice of protest and expressly agrees that this Note or any payment hereunder may be extended from time to time by the Holder without in any way affecting the liability of the Company.

5.

Maximum Rate. All provisions herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum rate of interest allowed to be charged under applicable law (the “Maximum Rate”), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between the Maker and Holder with respect to the indebtedness evidenced hereby.

6.

This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

1

7.

The following shall constitute an “Event of Default”:

a.

The Company shall default in the payment of principal and interest on this Note and same shall continue for a period of five (5) days; or

b.

Any of the representations or warranties made by the Company herein, in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

c.

The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

d.

[RESERVED]

e.

The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

f.

A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

g.

Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

h.

Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Fifty Thousand ($250,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

i.

Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

j.

The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of five trading days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider all obligations under this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law.

Collection. In the event this Note is placed by Holder i n the hands of an attorney for collection, or if Holder incurs any costs incident to the col lection of the indebted ness evidenced hereby, the Company agrees to pay to Holder an amount equal to all such costs, including without l imitation al l reasonable attorneys’ fees and al l court costs.

2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: July 28, 2016

MOMENTOUS ENTERTAINMENT GROUP, INC.

By: /s/ Kurt E. Neubauer

      Kurt E. Neubauer

(Print Name)

      CEO

Title:

ATTESTOR

By: _____________________________

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